Exhibit 21.1

Subsidiaries of
Ladder Capital Corp

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

Holding Companies
Ladder Capital Finance Holdings LLLP
Ladder Capital Insurance LLC (parent of Tuebor Captive Insurance Company LLC)	Delaware
Series REIT of Ladder Capital Finance Holdings LLLP	Delaware
Series TRS of Ladder Capital Finance Holdings LLLP	Delaware
Series REIT of Ladder Midco LLC	Delaware
Series TRS of Ladder Midco LLC	Delaware
Ladder Member Corporation	Delaware
Series REIT of Ladder Midco II LLC	Delaware
Series TRS of Ladder Midco II LLC	Delaware
Ladder Midco III LLC	Delaware
LC TRS I LLC	Delaware
LC TRS III LLC	Delaware

Regulated Subsidiaries
Ladder Capital Adviser LLC	Delaware
LCR Income I GP LLC	Delaware
Ladder Capital Securities LLC	Delaware
Tuebor Captive Insurance Company LLC	Michigan

REIT Subsidiaries
Ladder Capital Balance Sheet REIT Inc	Delaware
Tuebor REIT Inc	Michigan

Qualified REIT Subsidiaries
GI Ladder Holdco ECI Blocker,Inc	Delaware
GI Ladder Holdco UBTI Blocker, Inc	Delaware
GP09 Ladder Holdings, Inc	Delaware
LCF Ladder Holding Inc	Delaware
Northleaf/Ladder Capital Acquisition Inc.	Delaware
OCP LCF Investment, Inc.	Delaware
Rantawi, Inc.	Delaware
Samuel Nicholson Inc.	Delaware
SCIP Investor LC, LLC	Delaware
SCIP Investor LCII, LLC	Delaware
TCP Ladder Blocker, Inc.	Delaware
TFO Ladder Investment Inc.	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

Lending/Real Estate Debt-Related Subsidiaries
Ladder Capital Finance LLC	Delaware
Series REIT of Ladder Capital Finance I LLC	Delaware
Series TRS of Ladder Capital Finance I LLC	Delaware
Series REIT of Ladder Capital Finance II LLC	Delaware
Series TRS of Ladder Capital Finance II LLC	Delaware
Ladder Capital Finance III Series LLC	Delaware
Ladder Capital Finance Portfolio II LLC	Delaware
Ladder Capital Realty II LLC	Delaware
Ladder Corporate Revolver I LLC	Delaware
LC Carmel Retail LLC	Delaware
LCR Income I LP LLC	Delaware
Ladder Capital Realty Income Partnership I LP	Delaware
Ladder Capital Realty Finance ERF Parent LLC	Delaware
Ladder Capital Residential Finance LLC	Delaware
LCF Revolver I LLC	Delaware
LCF Revolver I Parent LLC	Delaware
Tuebor TRS II LLC	Michigan
LCF FDO TRS LLC	Delaware
Tuebor REIT Sub LLC	Michigan

Securities Subsidiaries
Ladder Capital Finance Portfolio LLC	Delaware
Ladder Capital Realty CMBS IV LLC	Delaware

Real Estate/Real Estate-Related Subsidiaries
443/444/500/520 Lafayette Park Owner LLC	Delaware
Ladder Capital CRE Equity LLC	Delaware
CanPac JV Member LLC	Delaware
CanPac JV LLC	Delaware
CanPac Owner LLC	Delaware
Grace Lake JV, LLC	Delaware
Grace Lake Mezz, LLC	Delaware
Grace Lake II, LLC	Delaware
IOP JV LLC	Delaware
IOP JV Member LLC	Delaware
LACCBSC LLC	Delaware
LACSVGA LLC	Delaware
Ladder Grace Lake Member LLC	Delaware
Lafayette JV LLC	Delaware
Lafayette JV Member LLC	Delaware
LAG Memphis LLC	Delaware
LAS Wichita LLC	Delaware
LBW Bellport LLC	Delaware
LBW Mooresville LLC	Delaware
LBW Portfolio I LLC	Delaware
LBW Saratoga LLC	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

LBW Sennett LLC	Delaware
LBW Vineland LLC	Delaware
LBW Waldorf LLC	Delaware
LBWNDMA LLC	Delaware
LBWNDMA LLC	Delaware
LBWPIMA LLC	Delaware
LDGDSFL LLC	Delaware
LDGOCFL LLC	Delaware
LDGSSFL LLC	Delaware
LHP Conyers LLC	Delaware
LHV Ankney LLC	Delaware
LHV Cedar Rapids LLC	Delaware
LHV Fairfield LLC	Delaware
LHV Muscatine LLC	Delaware
LHV Owatonna LLC	Delaware
LHV Plattsmouth LLC	Delaware
LHV Sheldon LLC	Delaware
LHV Springfield LLC	Delaware
LHV Worthington LLC	Delaware
Lingerfelt Office Properties LLC	Delaware
Lingerfelt Office Properties II LLC	Delaware
LSC Ofallon LLC	Delaware
LVT JV LLC	Delaware
LVT JV Member LLC	Delaware
LVT Owner LLC	Delaware
LWAG Abingdon LLC	Delaware
LWAG Aiken LLC	Delaware
LWAG Durant LLC	Delaware
LWAG Gallatin LLC	Delaware
LWAG Greenwood AR LLC	Delaware
LWAG Johnson City LLC	Delaware
LWAG Millbrook LLC	Delaware
LWAG Mount Airy LLC	Delaware
LWAG Ooltewah LLC	Delaware
LWAG Palmview LLC	Delaware
LWAGDVGA LLC	Delaware
LWAGEKMD LLC	Delaware
LWAGLBGA LLC	Delaware
LWAGLXSC LLC	Delaware
LWAGSBSC LLC	Delaware
LWAGTPMS LLC	Delaware
ONP JV LLC	Delaware
ONP JV Member LLC	Delaware
ONP Owner LLC	Delaware
ONP Rooftop JV LLC	Delaware
ONP Rooftop JV Member LLC	Delaware
Terrazas Owner LLC	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

TS Bennett LLC	Delaware
TS EL Centro LLC	Delaware
TS Woodland LLC	Delaware
24 Second Avenue Holdings LLC	New York
24 Second Avenue JV Member LLC	Delaware
24 Second Avenue Owner LLC	Delaware
4147 GR Owner LLC	Delaware
5010 GR Owner LLC	Delaware
CanPac JV Member II LLC	Delaware
CanPac JV Member II Partner LLC	Delaware
Grand Rapids JV LLC	Delaware
Grand Rapids JV Member LLC	Delaware
LACT Menomonee LLC	Delaware
Lafayette Parking Owner LLC	Delaware
LBW Rotterdam LLC	Delaware
LBW Rotterdam Parent LLC	Delaware
LDG Aurora LLC	Delaware
LDG Battle Lake LLC	Delaware
LDG Bloomington IL LLC	Delaware
LDG Bridgeport IL LLC	Delaware
LDG Canyon Lake GP LLC	Delaware
LDG Canyon Lake LP	Delaware
LDG Cape Girardeau MO LLC	Delaware
LDG Danville IL LLC	Delaware
LDG De Soto IA LLC	Delaware
LDG Effingham IL LLC	Delaware
LDG Farmington IL LLC	Delaware
LDG Floresville TX LLC	Delaware
LDG Iberia LLC	Delaware
LDG Isle LLC	Delaware
LDG Kerrville TX LLC	Delaware
LDG Lebanon MO LLC	Delaware
LDG Mercedes TX LLC	Delaware
LDG Montrose MN LLC	Delaware
LDG Paynesville LLC	Delaware
LDG Peoria IL LLC	Delaware
LDG Pine Island LLC	Delaware
LDG Pleasanton TX GP LLC	Delaware
LDG Pleasanton TX LP	Delaware
LDG Red Oak LLC	Delaware
LDG Rice MN LLC	Delaware
LDG Rockport TX LLC	Delaware
LDG St Francis LLC	Delaware
LDG Tremont IL LLC	Delaware
LDG Troy MO LLC	Delaware
LDG Warren LLC	Delaware
LDG Wheaton LLC	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

LDG Wheeler GP LLC	Delaware
LDG Wheeler LP	Delaware
LDG Wilmington IL LLC	Delaware
LDG Yorktown LP	Delaware
LDG Zapata GP LLC	Delaware
LDG Zapata LP	Delaware
LFD Albion PA LLC	Delaware
LFD Biscoe NC LLC	Delaware
LFD Malone NY LLC	Delaware
LFD Moultrie GA LLC	Delaware
LFD Mt Vernon AL LLC	Delaware
LFD Radford VA LLC	Delaware
LFD Rockingham NC LLC	Delaware
LFD Rose Hill NC LLC	Delaware
LFD Rural Retreat VA LLC	Delaware
LHB Kings Mountain LLC	Delaware
LHL Jacksonville LLC	Delaware
LHPS Grove OK LLC	Delaware
LHR Wayne LLC	Delaware
LKLS Minot ND LLC	Delaware
LRS Bixby OK LLC	Delaware
LRS Jenks OK LLC	Delaware
LWAG Crawfordville LLC	Delaware
LWAG Hilliard LLC	Delaware
LWAG Loveland LLC	Delaware
LWAG Niles LLC	Delaware
LWAG Ponce PR LLC	Delaware
LWAG Rockland LLC	Delaware
LWAG Youngstown LLC	Delaware
Pelham JV Member LLC	Delaware
ROIF Bloom, LLC	South Carolina

Other Subsidiaries
Ladder Capital Finance Corporation (Co-Issuer of Corporate Debt)	Delaware
Ladder Capital Commercial Mortgage Securities LLC (Depositor for Single Asset Securitization)	Delaware